UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2008

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
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             (Exact name of Registrant as specified in its Charter)

                        III-C: 0-18634          III-C: 73-1356542
   Oklahoma             III-D: 0-18936          III-D: 73-1357374
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(State or other          (Commission            (I.R.S. Employer
 jurisdiction of         File Number)          Identification No.)
 incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     As described in the Current Report on Form 8-K dated December 13, 2007 and the 8-K/A filed December 28, 2007, the Geodyne Energy Income Limited Partnership III-C (the "III-C Partnership") and Geodyne Energy Income Limited Partnership
III-D (the "III-D Partnership") (collectively, the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas on December 12 and 13, 2007. There were 24 producing properties located in Wheeler County, Texas that failed to attain a bid that was acceptable to the General Partner. Samson Lone Star, LLC, the high bidder at the auction and an affiliate of the General Partner, has agreed to pay the value calculated by the General Partner on January 25, 2008 ("Hefley Sale"). In addition, the General Partner requested Samson Lone Star, LLC to pay for an independent third party valuation of the properties. The value will be determined by an independent petroleum engineering firm by early February 2008. Samson Lone Star, LLC has agreed to pay the higher of the value calculated by the General Partner or the value calculated by the independent petroleum engineering firm. If the value calculated by the independent petroleum engineering firm is higher than the value calculated by the General Partner, Samson Lone Star, LLC will pay the additional amount to the Partnerships for these properties and these amounts will be included in the final liquidation distribution which will occur no later than April 2008. Total net proceeds for the Hefley Sale are as described below:

                        Reserves
                        Sold as          Reserve
                       of 12/31/06         Value
                     Oil        Gas        Sold          Net
           P/ship   (Bbls)     (Mcf)     12/31/06      Proceeds
           ------   ------    -------   ----------    ----------

           III-C     2,646    866,671   $2,383,440    $2,547,000
           III-D     2,184    715,283    1,967,071     2,102,000

      The proceeds from the Hefley Sale will be included in the February 15, 2008 cash distributions paid by the Partnerships.

      This sale was in conjunction with the Partnerships' termination and liquidation on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      General - On February 5, 2007, the General Partner (Geodyne Resources, Inc.) of the Partnerships mailed a notice to the limited partners announcing that the Partnerships will terminate at the end of their current term, December 31, 2007. Consequently, the Partnerships adopted the liquidation basis of accounting effective February 5, 2007. The liquidation basis of accounting reports the net assets of the Partnerships at their net realizable value.

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      Adjustments  were made to reduce all  balance  sheet  categories  into one line, "net assets of Partnership in liquidation", which is an estimate of the net fair value of all Partnership assets and liabilities. Cash, accounts receivable, and accounts payable were valued at their historical cost, which approximates fair value. Oil and gas properties were valued at their estimated net sales price, which was estimated utilizing discounted cash flows based on strip pricing as of September 30, 2007 at a discount rate of 10% for proved developed producing reserves, 18% for proved developed non-producing reserves and 20% for proved undeveloped reserves. An adjustment was made to the discounted cash flows for the effects of gas balancing and asset retirement obligations. A provision was also made to account for direct expenses that will be incurred related to the sale of the oil and gas properties. The allocation of the "net assets of Partnership in liquidation" to the General Partner and limited partners was calculated using the current allocation of income and expenses, which may change if a Partnership's distributions from the commencement of the property investment period reach a yearly average equal to at least 12% of the limited partners subscriptions. The adoption of the liquidation basis of accounting on February 5, 2007 resulted in an increase in the III-C and
      III-D   Partnerships'   net   assets  of   $13,403,305   and   $8,389,887,
      respectively, at September 30, 2007.

      Pro forma unaudited financial information - A limited number of pro forma adjustments are required to illustrate the effects of the Hefley Sale as described in Item 2 on the Unaudited Statements of Net Assets of Partnership in Liquidation, Unaudited Statements of Changes in Net Assets of Partnership in Liquidation, and Unaudited Statements of Operations. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

      (1)   III-C Partnership

            (a)   Hefley Sale

            The III-C Partnership's net fair value of its oil and gas properties sold in the Hefley Sale was $3,005,021 as of September 30, 2007.

            For  the  nine  months  ended   September   30,   2007,   the  III-C
            Partnership's total revenues and operating expenses would have been reduced by $957,706 and $119,488, respectively.

            For the year ended December 31, 2006, the III-C Partnership's Net Income from Continuing Operations would have decreased by
            $1,000,529, representing a reduction in oil and gas sales of $1,200,912, a reduction in operating expenses of $172,564, a reduction in depreciation, depletion, and amortization

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            ("DD&A") of oil and gas  properties  of $26,882,  and a reduction in accretion of the asset retirement obligation of $937.

            (b)   Cumulative Effect

            The paragraphs below give effect to the sale of producing properties in the Hefley Sale and the July, August, October, November, and December 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in May 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

            For the nine months ended September 30, 2007, the III-C Partnership's total revenues and operating expenses would have been reduced by $3,213,148 and $655,282, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the III-C Partnership's Net Income from Continuing Operations would have decreased by
            $2,875,160, representing a reduction in oil and gas sales of $4,460,088, a reduction in operating expenses of $1,075,266, a reduction in DD&A of oil and gas properties of $493,616, and a reduction in accretion of the asset retirement obligation of $16,046.

      (2)   III-D Partnership

            (a)   Hefley Sale

            The III-D Partnership's net fair value of its oil and gas properties sold in the Hefley Sale was $2,479,876 as of September 30, 2007.

            For  the  nine  months  ended   September   30,   2007,   the  III-D
            Partnership's total revenues and operating expenses would have been reduced by $791,434 and $98,115, respectively.

            For the year ended December 31, 2006, the III-D Partnership's Net Income from Continuing Operations would have decreased by $860,078, representing a reduction in oil and gas sales of $1,001,729, a reduction in operating expenses of $121,818, a reduction in DD&A of oil and gas properties of $19,049, and a reduction in accretion of the asset retirement obligation of $784.

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            (b)   Cumulative Effect

            The paragraphs below give effect to the sale of producing properties in the Hefley Sale and the July, August, November, and December 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in May and October 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

            For the nine months ended September 30, 2007, the III-D Partnership's total revenues and operating expenses would have been reduced by $1,959,124 and $392,497, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the III-D Partnership's Net Income from Continuing Operations would have decreased by
            $1,698,616, representing a reduction in oil and gas sales of $2,671,365, a reduction in operating expenses of $696,754, a reduction in DD&A of oil and gas properties of $267,701, and a reduction in accretion of the asset retirement obligation of $8,294.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-C, a limited
                                    Partnership in liquidation
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-D, a limited
                                    Partnership in liquidation

                                    By:  GEODYNE RESOURCES, INC.,
                                    Partnership Liquidator

                                    //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: January 28, 2008


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